Exhibit 32



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. Section 1350
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



         Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned President and Sole Executive Officer of 4net Software, Inc. (the "Company"), certifies, that to his knowledge:

         1) the Company's Form 10-K for the annual period ended September 30, 2009 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2) the information contained in the Company's Form 10-K for the annual period ended September 30, 2009 fairly presents, in all material respects, the financial condition and results of operations of the Company.


 December 29, 2009


                                           /s/ Steven N. Bronson
                                           ----------------------------
                                           Steven N. Bronson, President